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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934


                         April 2, 1998
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               (Date of earliest event reported)


                    Commonwealth Bancorp, Inc.
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     (Exact name of registrant as specified in its charter)


Pennsylvania                        0-27942               23-2828883
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(State or other jurisdiction  (Commission File Number) (IRS Employer
of incorporation)                                       Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania           19401
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(Address of principal executive offices)                  (Zip Code)


                           (610) 251-1600
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       (Registrant's telephone number, including area code)


                             Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5.  Other Events
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    On April 2, 1998, Commonwealth Bancorp. Inc. (the "Company") announced that the Board of Directors has authorized the repurchase of up to 0.8 million shares, or approximately 5 percent, of the outstanding common stock of the Company. For additional information, reference is made to the Press Release, April 2, 1998, which is attached hereto as Exhibits 99 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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      (a)  Financial Statements.

           Not Applicable.

      (b)  Pro Forma Financial Information.

           Not Applicable

      (c)  Exhibits:

           99       Press Release dated April 2, 1998
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                             SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                        COMMONWEALTH BANCORP, INC.



Date:  April 3, 1998         By:  /s/Charles M. Johnston
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                                  Charles M. Johnston
                                  Chief Financial Officer
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